Background, Organization, and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Background, Organization, and Summary of Significant Accounting Policies
Note 1 - Background, Organization, and Summary of Significant Accounting Policies
Nature of Operations. This is a combined annual report of Southwest Gas Holdings, Inc. and its subsidiaries (the “Company”) and Southwest Gas Corporation and its subsidiaries (“Southwest” or the “natural gas operations” segment). The notes to the consolidated financial statements apply to both entities. Southwest Gas Holdings, Inc., a Delaware corporation, is a holding company, owning all of the shares of common stock of Southwest and all of the shares of common stock of Centuri Group, Inc. (“Centuri” or the “utility infrastructure services” segment).
Southwest is engaged in the business of purchasing, distributing, and transporting natural gas for customers in portions of Arizona, Nevada, and California. Public utility rates, practices, facilities, and service territories of Southwest are subject to regulatory oversight. The timing and amount of rate relief can materially impact results of operations. Natural gas purchases and the timing of related recoveries can materially impact liquidity. Results for the natural gas operations segment are higher during winter periods due to the seasonality incorporated in its regulatory rate structures.
Centuri is a comprehensive utility infrastructure services enterprise dedicated to delivering a diverse array of solutions to North America’s gas and electric providers. Centuri derives revenue primarily from installation, replacement, repair, and maintenance of energy distribution systems. Centuri operations are generally conducted under the business names of NPL Construction Co. (“NPL”), NPL Canada Ltd. (“NPL Canada”), New England Utility Constructors, Inc. (“Neuco”), and Linetec Services, LLC (“Linetec”). Utility infrastructure services activity is seasonal in many of Centuri’s operating areas. Peak periods are the summer and fall months in colder climate areas, such as the northeastern and midwestern United States (“U.S.”) and in Canada. In warmer climate areas, such as the southwestern and southeastern U.S., utility infrastructure services activity continues year round.
Basis of Presentation. The Company follows accounting principles generally accepted in the United States (“U.S. GAAP”) in accounting for all of its businesses. Unless specified otherwise, all amounts are in U.S. dollars. Accounting for natural gas utility operations conforms with U.S. GAAP as applied to rate-regulated companies and as prescribed by federal agencies and commissions of the various states in which the utility operates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Consolidation. The accompanying financial statements are presented on a consolidated basis for Southwest Gas Holdings, Inc. and all subsidiaries and Southwest Gas Corporation and all subsidiaries as of December 31, 2020 (except those accounted for using the equity method as discussed below). All significant intercompany balances and transactions have been eliminated with the exception of transactions between Southwest and Centuri in accordance with accounting treatment for rate-regulated entities.
Centuri, through its subsidiaries, holds a 50% interest in W.S. Nicholls Western Construction Ltd. (“Western”), a Canadian infrastructure services company that is a variable interest entity. Centuri determined that it is not the primary beneficiary of the entity due to a shared-power structure; therefore, Centuri does not consolidate the entity and has recorded its investment, and results related thereto, using the equity method. The investment in Western, related earnings, and dividends received from Western in 2020 and 2019 were not significant. Centuri’s maximum exposure to loss as a result of its involvement with Western was estimated at $12.2 million as of December 31, 2020.
Fair Value Measurements. Certain assets and liabilities are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
U.S. GAAP states that a fair value measurement should be based on the assumptions that market participants would use in pricing the asset or liability and establishes a fair value hierarchy that ranks the inputs used to measure fair value by their reliability. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to fair values derived from unobservable inputs (Level 3 measurements). Financial assets and liabilities are categorized in their entirety based on the lowest level of input that is significant to the fair value measurement. The three levels of the fair value hierarchy are as follows:
Level 1 – quoted prices (unadjusted) in active markets for identical assets or liabilities that a company has the ability to access at the measurement date.
Level 2 – inputs other than quoted prices included within Level 1 that are observable for similar assets or liabilities, either directly or indirectly.
Level 3 – unobservable inputs for the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date.
The Company primarily used quoted market prices and other observable market pricing information in valuing cash and cash equivalents, derivatives, long-term debt outstanding, and assets of the qualified pension plan and the postretirement benefits other than pensions required to be recorded and/or disclosed at fair value. The Company uses prices and inputs that are current as of the measurement date, and recognizes transfers between levels at either the actual date of an event or a change in circumstance that caused the transfer.
Net Utility Plant. Net utility plant includes gas plant at original cost, less the accumulated provision for depreciation and amortization, plus any unamortized balance of acquisition adjustments. Original cost generally includes contracted services, material, payroll, and related costs such as taxes and certain benefits, general and administrative expenses, and an allowance for funds used during construction, less contributions in aid of construction. See also Depreciation and Amortization below.
Other Property and Investments. Other property and investments on Southwest’s and the Company’s Consolidated Balance Sheets includes:

	December 31,
(Thousands of dollars)	2020	2019
Southwest Gas Corporation:
Net cash surrender value of COLI policies	$140,874	$132,072
Other property	2,737	1,715
Total Southwest Gas Corporation	143,611	133,787
Centuri property, equipment, and intangibles	1,089,414	983,905
Centuri accumulated provision for depreciation and amortization	(422,741)	(352,333)
Other property	23,961	18,814
Total Southwest Gas Holdings, Inc.	$834,245	$784,173
Included in the table above are the net cash surrender values of company-owned life insurance (“COLI”) policies. These life insurance policies on members of management and other key employees are used by Southwest to indemnify itself against the loss of talent, expertise, and knowledge, as well as to provide indirect funding for certain nonqualified benefit plans.
Intangible Assets. Intangible assets (other than goodwill) are amortized using the straight-line method to reflect the pattern of economic benefits consumed over the estimated periods benefited. The recoverability of intangible assets is evaluated when events or circumstances indicate that a revision of estimated useful lives is warranted or that an intangible asset may be impaired. Non-utility intangible assets are associated with utility infrastructure services businesses previously acquired. All have finite lives. These intangible assets are included in Other property and investments on the Company’s Consolidated Balance Sheets. Centuri’s intangible assets, not including goodwill, at December 31, 2020 and 2019, respectively, were as follows:

	December 31, 2020
(Thousands of dollars)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Customer relationships	$154,757	$(29,237)	$125,520
Trade names and trademarks	23,618	(8,954)	14,664
Customer contracts backlog	270	(270)	—
Noncompete agreements	1,931	(1,931)	—
Total	$180,576	$(40,392)	$140,184

	December 31, 2019
Customer relationships	$154,186	$(20,735)	$133,451
Trade names and trademarks	23,353	(6,754)	16,599
Customer contracts backlog	270	(252)	18
Noncompete agreements	2,045	(1,602)	443
Total	$179,854	$(29,343)	$150,511
Amortization expense for the acquired intangible assets listed above for the years ended December 31, 2020, 2019, and 2018 was $10.8 million, $10.7 million, and $7.6 million, respectively.
The estimated future amortization of the intangible assets for the next five years and thereafter is as follows:

(Thousands of dollars)
2021	$10,343
2022	10,255
2023	10,255
2024	10,255
2025	10,211
Thereafter	88,865
Total	$140,184
See Note 2 - Utility Plant and Leases for additional information regarding natural gas operations intangible assets.
Cash and Cash Equivalents. For purposes of reporting consolidated cash flows, cash and cash equivalents include cash on hand and financial instruments with original maturities of three months or less. Such investments are carried at cost, which approximates market value. Cash and cash equivalents for Southwest and the Company also include money market fund investments totaling approximately $40,000 for both entities at December 31, 2020, and $23.5 million and $26.7 million, for each, respectively, at December 31, 2019, which fall within Level 2 of the fair value hierarchy, due to the asset valuation methods used by money market funds.
Typical non-cash investing activities for Southwest include customer advances applied as contributions toward utility construction activity and capital expenditures that were not paid as of year end that are included in accounts payable. Amounts related to such activities were not significant for the periods presented herein. Also, see Note 2 - Utility Plant and Leases for information related to right-of-use (“ROU”) assets obtained in exchange for lease liabilities, which are non-cash investing and financing activities. ROU assets and lease liabilities are also subject to non-cash impacts as a result of other factors, such as lease terminations and modifications.
Income Taxes. The asset and liability method of accounting is utilized for the recognition of income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are anticipated to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period that includes the enactment date. For regulatory and financial reporting purposes, investment tax credits (“ITC”) related to gas utility operations are deferred and amortized over the life of related fixed assets. As of December 31, 2020, the Company had cumulative book earnings of approximately $47 million in its foreign jurisdiction. Management previously asserted and continues to assert that all the earnings of Centuri’s Canadian subsidiaries will be permanently reinvested in Canada. As a result, no U.S. deferred income taxes have been recorded related to cumulative foreign earnings.
The Financial Accounting Standards Board (the “FASB”) issued guidance to allow an accounting policy election of either (i) treating taxes attributable to future taxable income related to Global Intangible Low-Taxed Income (“GILTI”) as a current period expense when incurred or (ii) recognizing deferred taxes for temporary differences expected to reverse as GILTI in future years. The Company has elected to treat GILTI as a current period cost when incurred and has considered the estimated 2020 GILTI impact, which was immaterial, in its 2020 tax expense.
Deferred Purchased Gas Costs. The various regulatory commissions have established procedures to enable Southwest to adjust its billing rates for changes in the cost of natural gas purchased. The difference between the current cost of gas purchased and the cost of gas recovered in billed rates is deferred. Generally, these deferred amounts are recovered or refunded within one year.
In mid-February 2021, the central U.S. (from south Texas to North Dakota and the eastern Rocky Mountains) experienced extreme cold temperatures, which increased natural gas demand and caused temporary shortages due to wellhead freeze-off. These conditions caused daily natural gas prices to reach unprecedented levels. During this time, Southwest secured natural gas supplies, albeit at substantially higher prices, and was able to maintain service to its customers. The incremental costs for these natural gas supplies (estimated at $200 million to $300 million) are expected to be funded using existing cash on hand and short-term borrowings, including current credit facilities. It is anticipated that these incremental gas costs will be recoverable from customers through the purchased gas adjustment (“PGA”) mechanisms in each jurisdiction.
Prepaid and other current assets. Prepaid and other current assets for Southwest and the Company include, among other things, gas pipe materials and operating supplies of $50 million in 2020 and $57 million in 2019 (carried at weighted average cost), as well as $1 million in 2020 and $33 million in 2019 related to a regulatory asset associated with the Arizona decoupling mechanism (an alternative revenue program).
Goodwill. As required by U.S. GAAP, goodwill is assessed for impairment annually, or more frequently, if circumstances indicate impairment to the carrying value of goodwill may have occurred. The goodwill impairment analysis was conducted as of October 1st using a qualitative assessment, as permitted by U.S. GAAP. Management of the Company and Southwest considered its reporting units and segments and determined that its segments and reporting units remain consistent between periods presented below, and that no change was necessary with regard to the level at which goodwill is assessed for impairment. The Company and Southwest determined that it is not more likely than not that the fair value of the reporting units was less than their carrying amounts in either 2020 or 2019. Thus, no impairment was recorded in either year. Goodwill on Southwest’s and the Company’s Consolidated Balance Sheets includes:

(Thousands of dollars)	Natural Gas Operations	Utility Infrastructure Services	Total Company
Balance, December 31, 2018	$10,095	$348,950	$359,045
Measurement-period adjustments - Linetec acquisition	—	(21,172)	(21,172)
Foreign currency translation adjustment	—	5,150	5,150
Balance, December 31, 2019	10,095	332,928	343,023
Foreign currency translation adjustment	—	2,161	2,161
Balance, December 31, 2020	$10,095	$335,089	$345,184
Other Current Liabilities. Management recognizes in its balance sheets various liabilities that are expected to be settled through future cash payment within the next twelve months, including certain regulatory liabilities (refer to Note 5 - Regulatory Assets and Liabilities), customary accrued expenses for employee compensation and benefits, and declared but unpaid dividends. Other current liabilities for the Company includes $32.6 million and $30 million of dividends declared as of December 31, 2020 and 2019, respectively.
Accumulated Removal Costs. Approved regulatory practices allow Southwest to include in depreciation expense a component intended to recover removal costs associated with utility plant retirements. In accordance with the Securities and Exchange Commission (“SEC”) position on presentation of these amounts, management reclassifies estimated removal costs from Accumulated depreciation to Accumulated removal costs within the liabilities section of the Consolidated Balance Sheets. Management regularly updates the estimated accumulated removal costs as amounts fluctuate between periods depending on the level of replacement work performed, the estimated cost of removal in rates, and the actual cost of removal experienced.
Gas Operating Revenues. Southwest recognizes revenue when it satisfies its performance by transferring gas to the customer. Natural gas is delivered and “consumed” by the customer simultaneously. Revenues are recorded when customers are billed. Customer billings are substantially based on monthly meter reads and include certain other charges assessed monthly, and are calculated in accordance with applicable tariffs and state and local laws, regulations, and related agreements. An estimate of the margin associated with natural gas service provided, but not yet billed, to residential and commercial customers from the latest meter read date to the end of the reporting period is also recognized as accrued utility revenue. Revenues also include the net impacts of margin tracker/decoupling accruals based on criteria in U.S. GAAP for rate-regulated entities associated with alternative revenue programs. All of Southwest’s service territories have decoupled rate structures, which are designed to eliminate the direct link between volumetric sales and revenue, thereby mitigating the impacts of unusual weather variability and conservation on margin. See Note 3 - Revenue.
Utility Infrastructure Services Revenues. The majority of Centuri contracts are performed under unit-price contracts. Generally, these contracts state prices per unit of installation. Typical installations are accomplished in a few weeks or less. Revenues are recorded as installations are completed. Revenues are recorded for long-term fixed-price contracts in a pattern that reflects the transfer of control of promised goods and services to the customer over time. The amount of revenue recognized on fixed-price contracts is based on costs expended to date relative to anticipated final contract costs. Changes in job performance, job conditions, and final contract settlements are factors that influence management’s assessment of total contract value and the total estimated costs to complete those contracts. Revisions in estimates of costs and earnings during the course of work are reflected in the accounting period in which the facts requiring revision become known. If a loss on a contract becomes known or is anticipated, the entire amount of the estimated ultimate loss is recognized at that time in the financial statements. Some unit-price contracts contain caps that if encroached, trigger revenue and loss recognition similar to a fixed-price contract model. See Note 3 - Revenue.
Utility Infrastructure Services Expenses. Centuri’s utility infrastructure services expenses in the Consolidated Statements of Income includes payroll expenses, office and equipment rental costs, subcontractor expenses, training, job-related materials, gains and losses on equipment sales, and professional fees.
Net Cost of Gas Sold. Components of net cost of gas sold include natural gas commodity costs (fixed-price and variable-rate), pipeline capacity/transportation costs, and actual settled costs of natural gas derivative instruments, where relevant. Also included are the net impacts of PGA deferrals and recoveries, which by their inclusion, result in net cost of gas sold overall that is comparable to amounts included in billed gas operating revenues. Differences between amounts incurred with suppliers, transmission pipelines, etc. and amounts already included in customer rates, are temporarily deferred in PGA accounts pending inclusion in customer rates.
Operations and Maintenance Expense. Operations and maintenance expense includes Southwest’s operating and maintenance costs associated with serving utility customers and maintaining its distribution and transmission systems, uncollectible expense, administrative and general salaries and expense, employee benefits expense excluding relevant non-service cost components, and legal expense (including injuries and damages).
Depreciation and Amortization. Utility plant depreciation is computed on the straight-line remaining life method at composite rates considered sufficient to amortize costs over estimated service lives, including components which compensate for removal costs (net of salvage value), and retirements, as approved by the appropriate regulatory agency. When plant is retired from service, the original cost of plant, including cost of removal, less salvage, is charged to the accumulated provision for depreciation. See also discussion regarding Accumulated Removal Costs above. Other regulatory assets, including acquisition adjustments, are amortized when appropriate, over time periods authorized by regulators. Non-utility and utility infrastructure services-related property and equipment are depreciated on a straight-line method based on the estimated useful lives of the related assets. Costs and gains related to refunding utility debt and debt issuance expenses are deferred and amortized over the weighted-average lives of the new issues and become a component of interest expense.
Allowance for Funds Used During Construction (“AFUDC”). AFUDC represents the cost of both debt and equity funds used to finance utility construction. AFUDC is capitalized as part of the cost of utility plant. The debt portion of AFUDC is reported in the Company’s and Southwest’s Consolidated Statements of Income as an offset to Net interest deductions and the equity portion is reported as Other income. Utility plant construction costs, including AFUDC, are recovered in authorized rates through depreciation when completed projects are placed into operation, and general rate relief is requested and granted. AFUDC, disaggregated by type, included in the Company’s and Southwest’s Consolidated Statements of Income are presented in the table below:

(Thousands of dollars)	2020	2019	2018
AFUDC:
Debt portion	$3,202	$4,558	$3,264
Equity portion	4,724	4,161	3,627
AFUDC capitalized as part of utility plant	$7,926	$8,719	$6,891
AFUDC rate	5.51%	5.36%	5.85%
Other Income (Deductions). The following table provides the composition of significant items included in Other income (deductions) on the Consolidated Statements of Income:

(Thousands of dollars)	2020	2019	2018
Southwest Gas Corporation – natural gas operations segment:
Change in COLI policies	$9,200	$17,400	$(3,200)
Interest income	4,015	6,356	6,020
Equity AFUDC	4,724	4,161	3,627
Other components of net periodic benefit cost	(20,022)	(15,059)	(21,059)
Miscellaneous income and (expense)	(4,507)	(3,341)	(2,628)
Southwest Gas Corporation – total other income (deductions)	(6,590)	9,517	(17,240)
Utility infrastructure services segment:
Interest income	—	—	88
Foreign transaction gain (loss)	(16)	546	(222)
Equity in earnings of unconsolidated investment – Western	80	439	531
Miscellaneous income and (expense)	(271)	(519)	(635)
Centuri – total other income (deductions)	(207)	466	(238)
Corporate and administrative	8	102	52
Consolidated Southwest Gas Holdings, Inc. - total other income (deductions)	$(6,789)	$10,085	$(17,426)
Included in the table above is the change in COLI policies (including net death benefits recognized). Current tax regulations provide for tax-free treatment of life insurance (death benefit) proceeds. Therefore, changes in the cash surrender value components of COLI policies, as they progress towards the ultimate death benefits, are also recorded without tax consequences.
Derivatives. In managing its natural gas supply portfolios, Southwest has historically entered into fixed- and variable-price contracts, which qualify as derivatives. Additionally, Southwest has utilized fixed-for-floating swap contracts (“Swaps”) to supplement its fixed-price contracts. The fixed-price contracts, firm commitments to purchase a fixed amount of gas in the future at a fixed price, qualify for the normal purchases and normal sales exception that is allowed for contracts that are probable of delivery in the normal course of business, and are exempt from fair value reporting. The variable-price contracts qualify as derivative instruments; however, because the contract price is the prevailing price at the future transaction date, no fair value adjustment is required. In consultation with its regulators, management does not currently anticipate entering into new Swaps in the near term and the recently remaining Swaps matured in October 2020. Southwest does not utilize derivative financial instruments for speculative purposes, nor does it have trading operations.
Previously, Southwest entered into two forward-starting interest rate swaps (“FSIRS”). One of the FSIRS became fully amortized in the third quarter of 2020, with one FSIRS remaining to be amortized through 2022. The settled position for the remaining FSIRS is immaterial and will continue to be amortized from Accumulated other comprehensive income (loss) into interest expense.
Foreign Currency Translation. Foreign currency-denominated assets and liabilities of consolidated subsidiaries are translated into U.S. dollars at exchange rates existing at the respective balance sheet dates. Translation adjustments resulting from fluctuations in exchange rates are recorded as a separate component of accumulated other comprehensive income within stockholders’ equity. Results of operations of foreign subsidiaries are translated using the monthly weighted-average exchange rates during the respective periods. Gains and losses resulting from foreign currency transactions are included in Other income and (expenses) of the Company. Gains and losses resulting from intercompany foreign currency transactions that are of a long-term investment nature are reported in Other comprehensive income, if applicable.
Earnings Per Share. Basic earnings per share (“EPS”) in each period of this report were calculated by dividing net income attributable to Southwest Gas Holdings, Inc. by the weighted-average number of shares during those periods. Diluted EPS includes additional weighted-average common stock equivalents (performance shares and restricted stock units). Unless otherwise noted, the term “Earnings Per Share” refers to Basic EPS. A reconciliation of the denominator used in Basic and Diluted EPS calculations is shown in the following table:

(In thousands)	2020	2019	2018
Weighted average basic shares	55,998	54,245	49,419
Effect of dilutive securities:
Management Incentive Plan shares	—	12	25
Restricted stock units (1)	78	55	32
Weighted average diluted shares	56,076	54,312	49,476
(1) The number of securities granted for 2020, 2019, and 2018 includes 69,000, 46,000, and 23,000 performance shares, respectively, the total of which was derived by assuming that target performance will be achieved during the relevant performance period.
Redeemable Noncontrolling Interest. In connection with acquisition of Linetec in November 2018, the previous owner retained a 20% equity interest, the reduction of which is subject to certain rights based on the passage of time or upon the occurrence of certain triggering events. See Note 15 - Redeemable Noncontrolling Interest.
Recent Accounting Standards Updates.
Accounting pronouncements adopted in 2020:
In June 2016, the FASB issued ASU 2016-13 “Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments.” The update requires the measurement of all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. The Company and Southwest adopted the update in the first quarter of 2020, and concluded the impact was not material to the consolidated financial statements of the Company or Southwest. See Note 4 - Receivables and Related Allowances.
In January 2017, the FASB issued ASU 2017-04 “Intangibles – Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment.” Under the update, an entity will apply a one-step quantitative test as opposed to a two-step test as previously required, and record the amount of goodwill impairment as the excess of a reporting unit's carrying amount over its fair value, not to exceed the total amount of goodwill allocated to the reporting unit. The new guidance does not amend the optional qualitative assessment of goodwill impairment. The Company and Southwest adopted the update in the first quarter of 2020.
In August 2018, the FASB issued ASU 2018-14 “Compensation—Retirement Benefits—Defined Benefit Plans—General (Subtopic 715-20): Disclosure Framework—Changes to the Disclosure Requirements for Defined Benefit Plans.” This update removes disclosures that are no longer considered cost-beneficial, clarifies the specific requirements of disclosures, and adds disclosure requirements identified as relevant. The update applies to all employers that sponsor defined benefit pension or other postretirement plans. The Company and Southwest modified their disclosures to conform to the requirements, where applicable. See Note 11 - Pension and Other Postretirement Benefits.
In August 2018, the FASB issued ASU 2018-15 “Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract.” The update generally aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement (that is a service contract) with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software, with the exception that such costs are to be included in the same line item in the balance sheet that a prepayment of the fees associated with the arrangement would be presented. Once capitalized, the update also requires the entity to expense the amount capitalized over the term of the hosting arrangement, including reasonably certain renewal periods. The Company and Southwest adopted the update in the first quarter of 2020 using the prospective transition method, which did not result in a material impact to the Company’s or Southwest’s consolidated financial statements.
Recently issued accounting pronouncements that will be effective in 2021:
In December 2019, the FASB issued ASU 2019-12 “Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes.” The update simplifies the accounting for income taxes by removing certain exceptions to the general principles, as well as improving consistent application in Topic 740 by clarifying and amending existing guidance. The update is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management does not believe the update will have a material impact on the Company’s and Southwest’s consolidated financial statements and disclosures.
Recently issued accounting pronouncements that will be effective after 2021:
In March 2020, the FASB issued ASU 2020-04 “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” The update provides optional guidance for a limited time to ease the potential burden in accounting for, or recognizing the effects of, reference rate reform on financial reporting, including when modifying a contract (during the eligibility period covered by the update to the topic) to replace a reference rate affected by reference rate reform. The update applies only to contracts and hedging relationships that reference the London Interbank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued due to reference rate reform. The guidance was eligible to be applied upon issuance on March 12, 2020, and can generally be applied through December 31, 2022. Management will monitor the impacts this update might have on the Company’s and Southwest’s consolidated financial statements and disclosures, and will reflect such appropriately, in the event that the optional guidance is elected. See also LIBOR discussion in Note 8 - Debt.
In August 2020, the FASB issued ASU 2020-06 “Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging— Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity.” The update, amongst other amendments, improves the guidance related to the disclosures and earnings per share for convertible instruments and contracts in an entity’s own equity. The update is effective for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years; early adoption is permitted. Management is evaluating the impacts this update might have on the Company’s consolidated financial statements and disclosures.
Subsequent Events. Management monitors events occurring after the balance sheet date and prior to the issuance of the financial statements to determine the impacts, if any, of events on the financial statements to be issued or disclosures to be made, and has reflected them where appropriate.